Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the “Periodic Report”), I, Morris Gelb, President and Chief Executive Officer of Lyondell Chemical Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

(2)	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lyondell Chemical Company.

Date:  August 14, 2008                                                        /s/ Morris Gelb
Morris Gelb
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Lyondell Chemical Company and will be retained by Lyondell Chemical Company and furnished to the Securities and Exchange Commission or its staff upon request.